PROJECT PROFILE
Old Colony Phase Six Boston, MA

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $83.4 million sixth phase of the Anne E. Lynch Homes at Old Colony redevelopment project. Originally built in 1940, the apartment complex was an 845-unit public housing community located in South Boston that served Boston's low-income residents. Old Colony Phase Six marks the final phase in the comprehensive redevelopment of the Old Colony public housing community. In total, the HIT has financed 847 out of 887 units of affordable housing over the project’s six phases.
Old Colony Phase Six will add 89 apartments ranging from 1 to 5 bedrooms for low-income individuals, families and seniors in the community. All units will be subject to income restrictions with set asides at 30% and 60% of area median income. In addition to the new affordable units, the development will include approximately 6,662 square feet of accessory community space that will be available for lease to local community service organizations that aim to improve the quality of life for community residents.
HIT ROLE	The HIT will invest $22.35 million in MassHousing long-term, tax-exempt bonds for the development of Old Colony Phase Six. Under the Massachusetts Housing Initiative, launched in 2007, the HIT has financed 42 projects in the Commonwealth.
SOCIAL IMPACT	All Old Colony residents will have access to health and educational opportunities at the Tierney Learning Center located across the street from the development. The project is also located half a mile from the Andrew Station on the MBTA Red Line. The development includes significant decarbonization and flood resiliency measures and is subject to numerous design measures required by the Boston Planning and Development Agency.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $22.4 Million	Total Development Cost $83.4 Million	89 Units (100% affordable)	618,060 Hours of Union Construction Work Generated	$23.7 Million Tax revenue generated	$146.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Old Colony Phase Six – Boston, MA

“We are committed to making Boston stronger by investing in solutions that create high quality affordable housing that create a virtuous cycle of good union jobs. The long-term redevelopment of the Old Colony project demonstrates that commitment.”

- Lou Antonellis, Business Manager/Financial Secretary

  IBEW, Local 103

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

09/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com